Exhibit 10.2

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made effective as of the 7th day of July, 2014, by and between ERB PROPCO SAV LLC, a Delaware limited liability company ("Seller"), and SENTIO STAY LANDLORD, LLC, a Delaware limited liability company ("Buyer").

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Purchase and Sale Agreement dated May 22, 2014, as amended by that certain First Amendment to Purchase and Sale Agreement dated July 6, 2014 (as amended, the "Purchase and Sale Agreement"), pursuant to which Seller agreed to sell, and Buyer agreed to purchase, certain real property located at 13801 East Yale Avenue, Aurora, Colorado, as more particularly described in the Purchase and Sale Agreement.

WHEREAS, Seller and Buyer desire to make certain amendments to the Purchase and Sale Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1.          Capitalized Terms. Capitalized terms used herein and not otherwise defined shall have the respective meanings given such terms in the Purchase and Sale Agreement.

2.          Due Diligence Period. The defined term "Due Diligence Period" in Section 1.1 of the Purchase and Sale Agreement is hereby deleted in its entirety and is replaced with the following:

Due Diligence Period: The period commencing on the Effective Date and ending on 6:00 P.M. Eastern Time on July 14, 2014.

3.          Force and Effect. Except as hereby amended and modified, the Purchase and Sale Agreement shall remain in full force and effect in accordance with its terms. To the extent any provisions contained herein conflict with the Purchase and Sale Agreement or any other agreements between Seller and Buyer, then the provisions contained herein shall supersede such conflicting provisions contained in the Purchase and Sale Agreement or other agreements.

4.          Counterparts. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same instrument. Delivery of signature by e-mail or facsimile shall be valid and binding.

[Signature Page Follows]

1

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment to be executed as of the date first written above.

BUYER:

SENTIO STAV LANDLORD, LLC

By:	/s/ John Mark Ramsey
Name: John Mark Ramsey
Its: Authorized Signatory

SELLER:

ERB PROPCO SAV LLC

By: ERB PROPCO HOLDCO I LLC
Its: Sole Member

By: ERB SENIOR LIVING, L.L.C.
Its: Sole Member

By: EVERGREENSLP, LLC
Its: Manager

By:	/s/ Brian E. Dowd
Name: Brian E. Dowd
Title: Chief Financial Officer